                                  MASTER LEASE


         THIS LEASE (this "Lease") is made as of August 4, 2000 (the "Effective Date"), by and between FDA PROPERTIES, INC., a Delaware corporation ("Lessor"), whose address is 7657 Anagram Drive, Eden Prairie, Minnesota 55344, and FAMOUS DAVE'S OF AMERICA, INC., a Minnesota corporation ("Lessee"), whose address is 7657 Anagram Drive, Eden Prairie, Minnesota 55344.

                                   WITNESSETH:

         THAT, in consideration of the mutual covenants and agreements herein contained, Lessor and Lessee hereby covenant and agree as follows:

         1. CERTAIN DEFINED TERMS. The following terms shall have the following meanings for all purposes of this Lease:

         "Action" has the meaning set forth in Section 24.A(iv).

         "ADA" has the meaning set forth in Section 16.C.

         "Additional Rental" has the meaning set forth in Section 5.B.

         "Affiliate" means any Person which directly or indirectly controls, is under common control with or is controlled by any other Person. For purposes of this definition, "controls", "under common control with", and "controlled by" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

         "Applicable Regulations" has the meaning set forth in Section 16.A.

         "Base Annual Rental" means $414,681.24.

         "Base Monthly Rental" means an amount equal to 1/12 of the applicable Base Annual Rental.

         "Business Day" means a day on which banks located in Phoenix, Arizona are open for business other than Saturday, Sunday or a legal holiday, ending at 5:00 p.m. Phoenix, Arizona time.

         "Capital Lease" has the meaning set forth in Section 55.

         "Code" means the United States Bankruptcy Code, 11 U.S.C. Sec. 101 et seq., as amended.

         "De Minimis Amounts" shall mean, with respect to any given level of Hazardous Materials, that level or quantity of Hazardous Materials in any form or combination of forms the use, storage or release of which does not constitute a violation of any Environmental Laws and is customarily employed in the ordinary course of, or associated with, similar businesses located in the state in which the Premises is located.

         "Debt" has the meaning set forth in Section 55.

         "Default Rate" means 15% per annum or the highest rate permitted by law, whichever is less.

         "Depreciation and Amortization" has the meaning set forth in Section
55.

         "Environmental Insurer" means American International Specialty Lines Insurance Company or such other environmental insurance company as Lender shall select in its sole discretion.

         "Environmental Laws" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to Hazardous Materials and/or the protection of human health or the environment, by reason of a Release or Threatened Release of Hazardous Materials or relating to liability for or costs of Remediation or prevention of Releases. "Environmental Laws" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations rulings, orders or decrees promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Laws" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of the property; requiring notification or disclosure of Releases or other environmental condition of the Premises to any Governmental Authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements relating to Hazardous Materials in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to Hazardous Materials; relating to the handling and disposal of solid or hazardous waste; and relating to wrongful death, personal injury, or property or other damage in connection with the physical condition or use of the Premises by reason of the presence of Hazardous Materials in, on, under or above the Premises.

         "Environmental Liens" has the meaning set forth in Section 16.E.

         "Equipment Payment Amount" has the meaning set forth in Section 55.

         "Event of Default" has the meaning set forth in Section 23.

         "Fixed Charge Coverage Ratio" has the meaning set forth in Section 55.

         "Franchise Finance" means Franchise Finance Corporation of America, a Delaware corporation, and its successors and assigns.

         "GAAP" means generally accepted accounting principles consistently applied.

         "Governmental Authority" means any governmental authority, agency, department, commission, bureau, board, instrumentality, court or quasi-governmental authority of the United States, the State or any political subdivision thereof.

         "Gross Sales" has the meaning set forth in Section 55.

         "Hazardous Materials" means (i) any toxic substance or hazardous waste, substance, solid waste, or related material, or any pollutant or contaminant;
(ii) radon gas, asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contains dielectric fluid containing levels of polychlorinated biphenyls in excess of federal, state or local safety guidelines, whichever are more stringent, or any petroleum product; (iii) any substance, gas, material or chemical which is or may be defined as or included in the definition of "hazardous substances," "toxic substances," "hazardous materials," "hazardous wastes," "regulated substances" or words of similar import under any Environmental Laws; and (iv) any other chemical, material, gas or substance the exposure to or release of which is or may be prohibited, limited or regulated by any Governmental Authority that asserts or may assert jurisdiction over the Premises or the operations or activity at the Premises, or any chemical, material, gas or substance that does or may pose a hazard to the health and/or safety of the occupants of the Premises or the owners and/or occupants of property adjacent to or surrounding the Premises.

         "Indemnified Parties" means Lessor, Environmental Insurer and Lender and their directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns, including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of the assets and business of Lessor, Lender or Environmental Insurer, as applicable.

         "Interest Expense" has the meaning set forth in Section 55.

         "Lease FCCR Payment" has the meaning set forth in Section 23.A(xii).

         "Lease Term" shall have the meaning described in Section 4.

         "Lender" means FFCA Funding Corporation, a Delaware corporation.

         "Loan Agreement" means the Loan Agreement dated as of the date of this Lease in effect between Lessor and Lender, as such agreement may be amended from time to time.

         "Loan Documents" means, collectively, the Loan Agreement, the Notes, the Mortgages, the UCC-1 Financing Statements and all other documents, instruments and agreements executed in connection therewith or contemplated thereby, all as amended and supplemented.

         "Loan FCCR Payment" has the meaning set forth in Section 23.A(xii).

         "Losses" means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement and damages of whatever kind or nature (including, without limitation, attorneys' fees, court costs and other costs of defense).

         "Memorandum of Lease" means the Memorandum of Lease dated as of the date of this Lease between Lessor and Lessee with respect to the Premises. A duplicate original Memorandum of Lease will be executed and recorded in the applicable real property records for each of the Premises. Each Memorandum of Lease will contain the legal description for the related Premises.

         "Mortgages" means the mortgages or deeds of trust, assignments of rents and leases, security agreements and fixture filings dated as of even date herewith executed by Lessor for the benefit of Lender with respect to the Premises, as such instrument may be amended, restated and/or supplemented from time to time.

         "Net Amount" has the meaning set forth in Section 21.B.

         "Net Income" has the meaning set forth in Section 55.

         "Notes" means the promissory notes dated as of the date of this Lease executed by Lessor and payable to Lender with respect to each Premises, as such notes may be amended, restated and/or substituted from time to time.

         "Operating Lease Expense" has the meaning set forth in Section 55.

         "Partial Taking" has the meaning set forth in Section 21.D.

         "Permitted Concept" means a Famous Dave's restaurant or other restaurant or retail concept approved in writing by Lender and Lessor in their reasonable discretion.

         "Person" means any individual, corporation, partnership, limited liability company, trust, unincorporated organization, Governmental Authority or any other form of entity.

         "Personalty" has the meaning set forth in Section 29.

         "Premises" means the parcel or parcels of real estate corresponding to the FFCA File Numbers and addresses identified on Exhibit A and legally described in Exhibit A-1 attached hereto, all rights, privileges and appurtenances associated therewith, and all buildings, fixtures and other improvements.

         "Release" means any presence, release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

         "Remediation" means any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Material, any actions to prevent, cure or mitigate any Release, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or any evaluation relating to any Hazardous Materials.

         "Securitization" shall have the meaning set forth in the Loan
Agreement.

         "Securitized Loan Pool" means any pool or group of loans that are a part of any Securitization.

         "State" means the state in which the Premises are located.

         "Substitute Premises" shall have the meaning set forth in the Loan Agreement.

         "Successor Lessor" has the meaning set forth in Section 24.

         "Taking" has the meaning set forth in Section 21.A.

         "Temporary Taking" has the meaning set forth in Section 21.C.

         "Threatened Release" means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air or any other environmental medium comprising or surrounding the Premises which may result from such Release.

         "Total Taking" has the meaning set forth in Section 21.B.

         "UCC-1 Financing Statements" means such UCC-1 Financing Statements executed and delivered by Lessee for the benefit of Lessor with respect to the Premises.

         2. DEMISE OF PREMISES. In consideration of the rentals and other sums to be paid by Lessee and of the other terms, covenants and conditions on Lessee's part to be kept and performed, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, the Premises.

         3. CHARACTERIZATION OF LEASE. A. Lessor and Lessee intend that:

         (i) this Lease constitutes a single master lease of all, but not less than all, of the Premises and that Lessor and Lessee have executed and delivered this Lease with the understanding that this Lease constitutes a unitary, unseverable instrument pertaining to all, but not less than all, of the Premises, and that neither this Lease nor the duties, obligations or rights of Lessee may be allocated or otherwise divided among the Premises by Lessee;

                  (ii) this Lease is a "true lease" and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease, and the parties agree to execute such other documents to confirm this Lease is a true lease; and

                  (iii) the business relationship created by this Lease and any related documents is solely that of a long-term commercial lease between landlord and tenant and has been entered into by both parties in reliance upon the economic and legal bargains contained herein.

         B. Lessor and Lessee acknowledge and agree that the Lease Term, including any term extensions provided for in this Lease, is less than the remaining economic life of each of the Premises.

         C. Lessee waives any claim or defense based upon the characterization of this Lease as anything other than a true lease, and Lessee stipulates and agrees not to challenge the validity, enforceability or characterization of the lease of the Premises as a true lease and further stipulates and agrees that nothing contained in this Lease creates or is intended to create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like. Lessee shall support the intent of the parties that the lease of the Premises pursuant to this Lease is a true lease and does not create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs.

         D. Lessee waives any claim or defense based upon the characterization of this Lease as anything other than a master lease of all of the Premises, and Lessee stipulates and agrees not to challenge the validity, enforceability or characterization of the lease of the Premises as a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Premises. Lessee shall support the intent of the parties that this Lease is a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Premises.

         E. The expressions of intent set forth in this Section are a material inducement to Lessor entering into this Lease.

         4. LEASE TERM. The Lease Term shall commence as of the Effective Date and shall expire on the date which is twenty years and six months after the last day of the month in which the Effective Date occurs unless terminated sooner as provided in this Lease. The time period during which this Lease shall actually be in effect is referred to herein as the "Lease Term."

         5. RENTAL AND OTHER PAYMENTS. A. If the Effective Date is a date other than the first day of the month, Lessee shall pay Lessor on the Effective Date the Base Monthly Rental prorated on the basis of the ratio that the number of days from the Effective Date through the last day in the month containing the Effective Date bears to the number of days in such month. Thereafter, on or before the first day of each succeeding calendar month, Lessee shall pay Lessor in advance the Base Monthly Rental.

         B. All sums of money required to be paid by Lessee under this Lease which are not specifically referred to as rent ("Additional Rental") shall be considered rent although not specifically designated as such. Lessor shall have the same remedies for nonpayment of Additional Rental as those provided herein for the nonpayment of Base Annual Rental.

         6. REPRESENTATIONS AND WARRANTIES OF LESSOR. The representations and warranties of Lessor contained in this Section are being made to induce Lessee to enter into this Lease and Lessee has relied and will continue to rely upon such representations and warranties. Lessor represents and warrants to Lessee as follows:

                  A. Organization, Authority and Status of Lessor. (i) Lessor has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in any jurisdiction where such qualification is required. All necessary action has been taken to authorize the execution, delivery and performance by Lessor of this Lease and the other documents, instruments and agreements provided for herein. Lessor is not a "foreign limited liability company", "foreign corporation", "foreign partnership", "foreign trust" or "foreign estate" as such terms are defined in the Internal Revenue Code and the regulations promulgated thereunder. Lessor's United States tax identification number is correctly set forth on the signature page of this Lease.

                  (ii) The person who has executed this Lease on behalf of Lessor is duly authorized so to do.

                  B. Enforceability. This Lease constitutes the legal, valid and binding obligation of Lessor, enforceable against Lessor in accordance with its terms.

                  C. Litigation. There are no suits, actions, proceedings or investigations pending, or to the best of its knowledge, threatened against or involving Lessor before any arbitrator, or Governmental Authority which might reasonably result in any material adverse change in the contemplated business, condition, worth or operations of Lessor.

                  D. Absence of Breaches or Defaults. Lessor is not in default, beyond the passage of any applicable notice and cure periods, under any document, instrument or agreement to which Lessor is a party or by which Lessor or any of Lessor's property is subject or bound. The authorization, execution, delivery and performance of this Lease and the documents, instruments and agreements provided for herein will not result in any breach of or default under any other document, instrument or agreement to which Lessor is a party or by which Lessor, the Premises or any of Lessor's property is subject or bound.

         7. REPRESENTATIONS AND WARRANTIES OF LESSEE. The representations and warranties of Lessee contained in this Section are being made to induce Lessor to enter into this Lease and Lessor has relied, and will continue to rely, upon such representations and warranties. Lessee represents and warrants to Lessor as follows:

                  A. Organization, Authority and Status of Lessee. (i) Lessee has been duly organized or formed, is validly existing and in good standing under the laws of its state of formation and is qualified to do business in any jurisdiction where such qualification is required. All necessary action has been taken to authorize the execution, delivery and performance by Lessee of this Lease and of the other documents, instruments and agreements provided for herein. Lessee is not a "foreign limited liability company", "foreign corporation", "foreign partnership", "foreign trust" or "foreign estate", as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder. Lessee's United States tax identification number is correctly set forth on the signature page of this Lease.

                           (ii) The person who has executed this Lease on behalf of Lessee is duly authorized to do so.

                  B. Enforceability. This Lease constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in strict accordance with all of its terms.

                  C. Litigation. There are no suits, actions, proceedings or investigations pending, or to the best of its knowledge, threatened against or involving Lessee or the Premises before any arbitrator or Governmental Authority which might reasonably result in any material adverse change in the contemplated business, condition, worth or operations of Lessee or the Premises.

                  D. Absence of Breaches or Defaults. Lessee is not in default under any other document, instrument or agreement to which Lessee is a party or by which Lessee, the Premises or any of Lessee's property is subject or bound. The authorization, execution, delivery and performance of this Lease and the documents, instruments and agreements provided for herein will not result in any breach of or default under any document, instrument or agreement to which Lessee is a party or by which Lessee, the Premises or any of Lessee's property is subject or bound.

                  E. Licenses and Permits. Lessee has obtained all required licenses and permits, both governmental and private, to use and operate the Premises as a Permitted Concept.

                  F. Financial Condition; Information Provided to Lessor. The financial statements, all financial data and all other documents and information heretofore delivered to Lessor or Lender by or with respect to Lessee and/or the Premises in connection with this Lease and/or relating to Lessee and/or the Premises are true, correct and complete in all material respects, and there have been no amendments to such financial statements, financial data and other documents and information since the date such financial statements, financial data, documents and other information were prepared or delivered to Lessor or Lender, and no material adverse change has occurred to any such financial statements, financial data, documents and other information not disclosed in writing to Lessor and Lender.

                  G. True Lease. Lessee intends for this Lease to be a "true lease" and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease. The term of this Lease is less than the remaining economic life of the Premises. Lessee waives any claim or defense based upon the characterization of this Lease as anything other than a true lease, and Lessee stipulates and agrees not to challenge the validity, enforceability or characterization of the lease of the Premises as a true lease and further stipulates and agrees that nothing contained in this Lease creates or is intended to create a joint venture, partnership, equitable mortgage, trust, financing device or arrangement, security interest or the like. Lessee shall support the intent of the parties that the lease of the Premises pursuant to this Lease is a true lease and does not create a joint venture, partnership, equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs.

                  H. Liabilities of Lessor. Lessee is not liable for any indebtedness for money borrowed by Lessor and has not guaranteed any of the debts or obligations of Lessor.

         8. NONCONSOLIDATION COVENANTS. Lessee covenants to Lessor for so long as this Lease is in effect that:

                  (i) The annual financial statements of Lessee, including consolidated financial statements, if any, shall contain notes stating that (a) all of Lessor's assets are owned by Lessor and (b) Lessor is a separate entity with its own separate creditors which will be entitled to be satisfied out of Lessor's assets.

                  (ii) Lessee will not assume liability for any indebtedness for money borrowed by Lessor and does not, and will not, guarantee any of the debts or obligations of Lessor. Lessee will not hold itself out as being liable for any obligations or indebtedness of Lessor.

                  (iii) Lessee shall not and shall use its best efforts to cause its affiliates not to hold Lessor out to the public or to any individual creditors as being a unified entity with assets and liabilities in common with Lessee except that Lessor may be included in Lessee's or its affiliates' reports under the Securities Exchange Act of 1934, as amended, and its and their consolidated financial statements, as appropriate, provided such statements adequately disclose the ownership by Lessor of the Premises and that the Premises are available first to satisfy any creditors of Lessor.

                  (iv) Lessee shall conduct its business so as not to mislead others as to the separate identity of Lessor, and particularly will avoid the appearance of conducting business on behalf of Lessor. Without limiting the generality of the foregoing, no oral and written communications of Lessee, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made in the name of Lessor which to the extent that to do otherwise would materially bear upon the maintenance of Lessor's separate identity.

                  (v)      Lessee will not act in Lessor's name.

                  (vi) Where necessary and appropriate, Lessee shall disclose the independent business status of Lessor to creditors of Lessee, if any.

                  (vii) The resolutions, agreements and other instruments of Lessee, if any, underlying the transactions described in this Lease will be maintained by Lessee.

                  (viii) All transactions between Lessee and Lessor will be no less fair to each party than they could obtain on an arm's-length basis.

                  (ix) The books, records and accounts of Lessee shall at all times be maintained in a manner permitting the assets and liabilities of Lessor to be easily separated and readily ascertained from those of Lessee.

                  (x) Lessee will not direct, or otherwise control, the ongoing business decisions of Lessor.

                  (xi) Lessee will not file or cause to be filed a voluntary or involuntary petition in bankruptcy on behalf of or against Lessor, nor seek substantive consolidation of the assets and liabilities of Lessor and Lessee in any bankruptcy or insolvency proceeding during the Lease Term and for a period of 91 days after the Lease Term.

         9. RENTALS TO BE NET TO LESSOR. The Base Annual Rental payable hereunder shall be net to Lessor, so that this Lease shall yield to Lessor the rentals specified during the Lease Term, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Premises shall be performed and paid by Lessee.

         10. TAXES AND ASSESSMENTS. Lessee shall pay, prior to the earlier of delinquency or the accrual of interest on the unpaid balance, all taxes and assessments (or the applicable installments of such taxes and assessments) of every type or nature assessed against or imposed upon the Premises or Lessee during the Lease Term which affect in any manner the net return realized by Lessor under this Lease, including without limitation, the following:

                  A. All taxes and assessments upon the Premises or any part thereof and upon any Personalty and improvements located on the Premises, whether belonging to Lessor or Lessee, or any tax or charge levied in lieu of such taxes and assessments;

                  B. All taxes, charges, license fees and or similar fees imposed by reason of the use of the Premises by Lessee; and

                  C. All excise, transaction, privilege, license, sales, use and other taxes upon the rental or other payments hereunder, the leasehold estate of either party or the activities of either party pursuant to this Lease.

         All taxing authorities shall be instructed to send all tax and assessment invoices to Lessor. After recording the information on such invoices, Lessor shall forward such invoices to Lessee for payment. Within 30 days after each tax and assessment payment is required by this Section to be paid, Lessee shall provide Lessor with evidence satisfactory to Lessor that such payment was made in a timely fashion. Lessee may, at its own expense, contest or cause to be contested (in the case of any item involving more than $10,000.00, after prior written notice to Lessor), by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any item specified in the foregoing subsection A or lien therefor, provided that (i) such proceeding shall suspend the collection thereof from the Premises or any interest therein, (ii) neither the Premises nor any interest therein would be in any danger of being sold, forfeited or lost by reason of such proceedings,
(iii) no Event of Default is occurring, and (iv) Lessee shall have deposited with Lessor adequate reserves for the payment of the taxes, together with all interest and penalties thereon, unless paid in full under protest, or Lessee shall have furnished the security as may be required in the proceeding or as may be required by Lessor to insure payment of any contested taxes.

         11. UTILITIES. Lessee shall contract, in its own name, for and pay when due all charges for the connection and use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Premises during the Lease Term. Under no circumstances shall Lessor be responsible for any interruption of any utility service.

         12. INSURANCE. Throughout the Lease Term Lessee shall maintain with respect to the Premises, at its sole expense, the following types and amounts of insurance (which may be included under a blanket insurance policy if all the other terms hereof are satisfied), in addition to such other insurance as Lessor may reasonably require from time to time:

                  A. Insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (if the Premises is in a location designated by the Federal Emergency Management Administration as a Special Flood Hazard Area), earthquake (if the Premises is in an area subject to destructive earthquakes within recorded history), boiler explosion (if there is any boiler upon the Premises), plate glass breakage, sprinkler damage (if the Premises has a sprinkler system), all matters covered by a standard extended coverage endorsement, all matters covered by a special coverage endorsement commonly known as an "all-risk" endorsement and such other risks as Lessor may reasonably require, insuring the Premises for not less than 100% of their full insurable replacement cost.

                  B. Comprehensive general liability and property damage insurance, including a products liability clause, covering Lessor and Lessee against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including without limitation any liability arising out of the ownership, maintenance, repair, condition or operation of the Premises or adjoining ways, streets or sidewalks and, if applicable, insurance covering Lessor and Lessee against liability arising from the sale of liquor, beer or wine on the Premises. Such insurance policy or policies shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Lessee's obligations under Section 18 hereof to the extent insurable, and a "severability of interest" clause or endorsement which precludes the insurer from denying the claim of Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $1,000,000.00 per injury and occurrence with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor.

                  C. State Worker's Compensation insurance in the statutorily mandated limits, employer's liability insurance with limits not less than $500,000.00 or such greater amount as Lessor may from time to time require and such other insurance as may be necessary to comply with applicable laws.

                  D. Business income insurance or rental interruption insurance, as requested by Lessor, equal to 100% of the Base Annual Rental for a period of not less than six months.

                  All insurance policies shall:

                           (i) Provide for a waiver of subrogation by the
                  insurer as to claims against Lessor, its employees and agents and provide that such insurance cannot be unreasonably cancelled, invalidated or suspended on account of the conduct of Lessee, its officers, directors, employees or agents;

                           (ii) Provide that any "no other insurance" clause in
                  the insurance policy shall exclude any policies of insurance maintained by Lessor and that the insurance policy shall not be brought into contribution with insurance maintained by Lessor;

                           (iii) Contain a standard without contribution
                  mortgage clause endorsement in favor of Lender and any other lender designated by Lessor or Lender;

                           (iv) Provide that the policy of insurance shall not
                  be terminated, cancelled or substantially modified without at least thirty (30) days' prior written notice to Lessor, Lender and to any lender covered by any standard mortgage clause endorsement;

                           (v) Provide that the insurer shall not have the
                  option to restore the Premises if Lessor elects to terminate this Lease in accordance with the terms hereof;

                           (vi) Be issued by insurance companies licensed to do
                  business in the State and which are rated A:VI or better by Best's Insurance Guide or are otherwise approved by Lessor; and

                           (vii) Provide that the insurer shall not deny a claim
                  because of the negligence of Lessee, anyone acting for Lessee or any subtenant or other occupant of the Premises.

         It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Lessee for its acts or omissions as provided in this Lease. All insurance policies (with the exception of worker's compensation insurance to the extent not available under statutory law) shall designate Lessor, Lender and any other mortgagee of Lessor as additional insureds as their interests may appear and shall be payable as set forth in Section 21 hereof. All such policies shall be written as primary policies, with deductibles not to exceed 10% of the amount of coverage. Any other policies, including any policy now or hereafter carried by Lessor or Lender, shall serve as excess coverage. Lessee shall procure policies for all insurance for periods of not less than one year and shall provide to Lessor and any lender of Lessor certificates of insurance or, upon Lessor's request, duplicate originals of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times.

         13. TAX AND INSURANCE IMPOUND. Upon the occurrence of an Event of Default, Lessor may require Lessee to pay to Lessor sums which will provide an impound account (which shall not be deemed a trust fund) for paying up to the next one year of taxes, assessments and/or insurance premiums. Upon such requirement, Lessor will estimate the amounts needed for such purposes and will notify Lessee to pay the same to Lessor in equal monthly installments, as nearly as practicable, in addition to all other sums due under this Lease. Should additional funds be required at any time, Lessee shall pay the same to Lessor within ten (10) days of demand. Lessee shall advise Lessor of all taxes and insurance bills which are due and shall cooperate fully with Lessor in assuring that the same are paid. Lessor may deposit all impounded funds in accounts insured by any federal or state agency and may commingle such funds with other funds and accounts of Lessor. Interest or other gains from such funds, if any, shall be the sole property of Lessor. Upon the occurrence of an Event of Default by Lessee, Lessor may apply all impounded funds against any sums due from Lessee to Lessor. Lessor shall give to Lessee an annual accounting showing all credits and debits to and from such impounded funds received from Lessee.

         14. PAYMENT OF RENTAL AND OTHER SUMS. All rental and other sums which Lessee is required to pay hereunder shall be the unconditional obligation of Lessee and shall be payable in full when due without any setoff, abatement, deferment, deduction or counterclaim whatsoever. Upon execution of this Lease, Lessee shall establish arrangements whereby payments of the Base Monthly Rental, any Additional Rental and impound payments, if any, are transferred by wire or other means directly from Lessee's bank account to such account as Lessor may designate; provided, however, upon notice from Lender to Lessee and Lessor delivered in the manner set forth in Section 27, Lessee shall deliver all payments of Base Monthly Rental as specified in such notice from Lender and Lessor hereby acknowledges that Lessee shall receive full credit hereunder for any payments so made to Lender as if such payment had been made to Lessor. Any delinquent payment (that is, any payment not made within five calendar days after the date when due) shall, in addition to any other remedy of Lessor, incur a late charge of 5% (which late charge is intended to compensate Lessor for the cost of handling and processing such delinquent payment and should not be considered interest) and bear interest at the Default Rate, such interest to be computed from and including the date such payment was due through and including the date of the payment; provided, however, in no event shall Lessee be obligated to pay a sum of late charge and interest higher than the maximum legal rate then in effect.

         15. USE. A. Lessee shall use the Premises solely for the operation of a Permitted Concept and for no other purpose. Lessee shall occupy the Premises promptly following the Effective Date and, except as set forth below and except during periods when the Premises is untenantable by reason of fire or other casualty or condemnation (provided, however, during all such periods while the Premises is untenantable, Lessee shall strictly comply with the terms and conditions of Section 21 of this Lease), Lessee shall at all times during the Lease Term occupy the Premises and shall diligently operate its business on the Premises. Lessee may cease diligent operation of business at the Premises for a period not to exceed 90 days and may do so only once within any five-year period during the Lease Term. If Lessee does discontinue operation as permitted by this Section, Lessee shall (i) give written notice to Lessor within 10 days after

Lessee elects to cease operation, (ii) provide adequate protection and maintenance of the Premises during any period of vacancy and (iii) pay all costs necessary to restore the Premises to their condition on the day operation of the business ceased at such time as the Premises is reopened for Lessee's business operations or other substituted use approved by Lessor as contemplated below. Notwithstanding anything herein to the contrary, Lessee shall pay the Base Monthly Rental on the first day of each month during any period in which Lessee discontinues operation.

         Lessee shall not, by itself or through any assignment, sublease or other type of transfer, convert the Premises to an alternative use during the Lease Term without Lessor's consent, which consent shall not be unreasonably withheld. Lessor may consider any or all of the following in determining whether to grant its consent, without being deemed to be unreasonable: (i) whether the rental paid to Lessor would be equal to or greater than the anticipated rental assuming continued existing use, (ii) whether the proposed rental to be paid to Lessor is reasonable considering the converted use of the Premises and the customary rental prevailing in the community for such use, (iii) whether the converted use will be consistent with the highest and best use of the Premises, and (iv) whether the converted use will increase Lessor's risks or decrease the value of the Premises.

         B. Notwithstanding the provisions of the foregoing Section 15.A, Lessee may cease continuous operation of its business on a Premises for up to 120 days if Lessee, in the exercise of its reasonable business judgment, determines in good faith that the business at such Premises cannot be operated economically as evidenced by an affidavit so stating signed by an officer of Lessee ("Uneconomic Operations"). If Lessee does not, in good faith, permanently reopen the Premises for operation as a Permitted Concept within 120 days of cessation, then, Lessee shall, on or prior to the last day of the 120-day period, substitute the Premises in accordance with Section 58 of this Lease. If Lessee fails to substitute the Premises as contemplated in this Section B in accordance with the requirements of Section 13 of the Loan Agreement, such failure shall be an Event of Default under this Lease and shall entitle Lessor to immediately exercise all remedies available at law or in equity and as set forth in this Lease.

         16. COMPLIANCE WITH LAWS, RESTRICTIONS, COVENANTS AND ENCUMBRANCES. A. Lessee's use and occupation of the Premises, and the condition thereof, shall, at Lessee's sole cost and expense, comply fully with (i) all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of each Governmental Authority, including, without limitation, all health, building, fire, safety and other codes, ordinances and requirements and all applicable standards of the National Board of Fire Underwriters, and all policies or rules of common law, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial order, consent, decree or judgment applicable to Lessee (collectively, "Applicable Regulations"), and (ii) all restrictions, covenants and encumbrances of record with respect to the Premises.

         B. Lessee will not permit any act or condition to exist on or about the Premises which will increase any insurance rate thereon, except when such acts are required in the normal course of its business and Lessee shall pay for such increase.

         C. Without limiting the generality of the other provisions of this Section, Lessee agrees that it shall be responsible for complying in all respects with the Americans with Disabilities Act of 1990, as such act may be amended from time to time, and all regulations promulgated thereunder (collectively, the "ADA"), as it affects the Premises, including, but not limited to, making required "readily achievable" changes to remove any architectural or communications barriers, and providing auxiliary aids and services within the Premises. Lessee further agrees that any and all alterations made to the Premises during the Lease Term will comply with the requirements of the ADA. All plans for alterations which must be submitted to Lessor under the provisions of Section 18 must include a statement from a licensed Architect or Engineer certifying that they have reviewed the plans, and that the plans comply with all applicable provisions of the ADA. Any subsequent approval or consent to the plans by the Lessor shall not be deemed to be a representation of Lessor's part that the plans comply with the ADA, which obligation shall remain with Lessee. Lessee agrees that it will defend, indemnify and hold harmless the Indemnified Parties from and against any and all Losses caused by, incurred or resulting from Lessee's failure to comply with its obligations under this Section.

         D. Lessee represents and warrants to Lessor and Environmental Insurer as follows:

                  (i) The Premises and Lessee are not in violation of, or subject to, any existing, pending or to the best of Lessee's knowledge threatened investigation or inquiry by any Governmental Authority or to any remedial obligations under any Environmental Laws, and this representation and warranty would continue to be true and correct following disclosure to each Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the Premises. If any such investigation or inquiry is subsequently initiated, Lessee will promptly notify Lessor.

                  (ii) Lessee has not obtained and is not required to obtain any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment forming a part of the Premises by reason of any Environmental Laws.

                  (iii) No Hazardous Materials have been used, handled, manufactured, generated, produced, stored, treated, processed, transferred, disposed of or otherwise Released by Lessee, and to the best of Lessee's knowledge, by any third party in, on, under, from or about the Premises, except in De Minimis Amounts.

                  (iv) The Premises do not contain Hazardous Materials other than in De Minimis Amounts in full compliance with all Environmental laws.

                  (v) To the best of Lessee's knowledge, there is no threat of any Release migrating to the Premises.

                  (vi) There is no present, or to the best of Lessee's knowledge, past non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Premises.

                  (vii) Lessee has not received any written or oral notice or other communication from any person or entity (including but not limited to a Governmental Authority) relating to Hazardous Materials or Remediation thereof, of possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Premises, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing.

                  (viii) Lessee has truthfully and fully provided to Lessor, in writing, any and all information relating to environmental conditions in, on, under or from the Premises that is known to Lessee and that is contained in Lessee's files and records, including but not limited to any reports relating to Hazardous Materials in, on, under or from the Premises.

         E. Lessee covenants to Lessor and Environmental Insurer during the Lease Term that: (i) all uses and operations on or of the Premises, whether by Lessee or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (ii) there shall be no Releases in, on, under or from the Premises, except in De Minimis Amounts; (iii) there shall be no Hazardous Materials or Regulated Substances in, on, or under the Premises, except in De Minimis Amounts; (iv) Lessee shall keep the Premises free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Lessee or any other person or entity (the "Environmental Liens"); (v) Lessee shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to subsection (1) below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (vi) Lessee shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Premises as may be reasonably requested by Lessor (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lessor and Environmental Insurer the reports and other results thereof, and Lessor, Environmental Insurer and the other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (vii) Lessee shall, at its sole cost and expense, comply with all reasonable written requests of Lessor to (1) reasonably effectuate Remediation of any condition (including but not limited to a Release) in, on, under or from the Premises; (2) comply with any Environmental Law; (3) comply with any directive from any Governmental Authority; and (4) take any other reasonable action necessary or appropriate for protection of human health or the environment; (viii) Lessee shall not do or allow any tenant or other user of the Premises to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Premises), impairs or may impair the value of the Premises, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Premises; and (ix) Lessee shall immediately notify Lessor in writing of (A) any presence of Releases or Threatened Releases in, on, under, from or migrating towards the Premises; (B) any non-compliance with any Environmental Laws related in any way to the Premises; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Premises; and (E) any written or oral notice or other communication which Lessee becomes aware from any source whatsoever (including but not limited to a Governmental Authority) relating in any way to Hazardous Materials or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Premises, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Section.

         F. Lessee shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (excluding Losses arising out of any of the Indemnified Parties' gross negligence or willful misconduct) and costs of Remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any presence of any Hazardous Materials in, on, above, or under the Premises; (ii) any past or present Release or Threatened Release in, on, above, under or from the Premises; (iii) any activity by Lessee, any person or entity affiliated with Lessee or any other tenant or other user of the Premises in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Premises of any Hazardous Materials at any time located in, under, on or above the Premises; (iv) any activity by Lessee, any person or entity affiliated with Lessee or any other tenant or other user of the Premises in connection with any actual or proposed Remediation of any Hazardous Materials at any time located in, under, on or above the Premises, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (v) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Premises or operations thereon, including but not limited to any failure by Lessee, any person or entity affiliated with Lessee or any other tenant or other user of the Premises to comply with any order of any Governmental Authority in connection with any Environmental Laws; (vi) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Premises; (vii) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Section;
(viii) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Premises, including but not limited to costs to investigate and assess such injury, destruction or loss;
(ix) any acts of Lessee, any person or entity affiliated with Lessee or any other tenant or user of the Premises in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Materials owned or possessed by Lessee, any person or entity affiliated with Lessee or any other tenant or other user of the Premises, at any facility or incineration vessel owned or operated by another person or entity and containing such or similar Hazardous Materials; (x) any acts of Lessee, any person or entity affiliated with Lessee or any other tenant or other user of the Premises, in accepting any Hazardous Materials for transport to disposal or treatment facilities, incineration vessels or sites selected by Lessee, any person or entity affiliated with Lessee or any other tenant or other user of the Premises, from which there is a Release, or a Threatened Release of any Hazardous Material which causes the incurrence of costs for Remediation; (xi) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Premises; and
(xii) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Section.

         G. Upon reasonable prior notice, Lessor, Lender, any other lender to Lessor, Environmental Insurer and any other person or entity designated by Lessor, including but not limited to any receiver, any representative of a Governmental Authority, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Premises at all reasonable times (including, without limitation, in connection with a proposed sale or conveyance of the Premises or a proposed financing or refinancing secured by the Premises or in connection with the exercise of any remedies set forth in this Lease, the Mortgages or the other Loan Documents or for any other commercially reasonable purpose) to assess any and all aspects of the environmental condition of the Premises and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lessor's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Lessee shall cooperate with and provide access to Lessor, Lender, Environmental Insurer and any such person or entity designated by Lessor. Any such assessment or investigation shall be at Lessee's sole cost and expense. Notwithstanding the foregoing, any such assessment or investigation ordered for the purpose of Lender's assignment of the Loan (as defined in the Loan Agreement) shall be at Lender's cost and expense.

         H. The obligations of Lessee and the rights and remedies of Lessor under the foregoing subsections D through G shall survive the termination, expiration and/or release of this Lease.

         I. In addition to the other requirements of this Section, Lessee shall, at all times throughout the Lease Term, comply with all Applicable Regulations.

         17. CONDITION OF PREMISES; MAINTENANCE. Lessee has inspected, or had the opportunity to inspect, the Premises and hereby accepts the Premises "AS IS" and "WHERE IS" with no representation or warranty of Lessor as to the condition thereof. The Premises shall be kept in good, clean, sanitary and working condition; and Lessee shall at all times at its own expense maintain, repair and replace, as necessary, the Premises, including all portions of the Premises, whether or not the Premises were in such condition on the Effective Date.

         18. WASTE; ALTERATIONS AND IMPROVEMENTS. Lessee shall not commit actual or constructive waste upon the Premises. During the Lease Term, Lessee shall not alter the exterior, structural, plumbing or electrical elements of the Premises in any manner without the consent of Lessor, which consent shall not be unreasonably withheld or conditioned; provided, however, Lessee may undertake nonstructural alterations to the Premises costing less than $50,000.00 without Lessor's consent. If Lessor's consent is required hereunder and Lessor consents to the making of any such alterations, the same shall be made by Lessee at Lessee's sole expense by a licensed contractor and according to plans and specifications approved by Lessor and subject to such other conditions as Lessor shall require. Any work at any time commenced by Lessee on the Premises shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease. Upon completion of any alterations, Lessee shall promptly provide Lessor with (i) evidence of full payment to all laborers and materialmen contributing to the alterations, (ii) an architect's certificate certifying the alterations to have been completed in conformity with the plans and specifications, (iii) a certificate of occupancy (if the alterations are of such a nature as would require the issuance of a certificate of occupancy), and (iv) any other documents or information reasonably requested by Lessor. Lessee shall execute and file or record, as appropriate, a "Notice of Non-Responsibility," or any equivalent notice permitted under applicable law in the state where the Premises is located. Any addition to or alteration of the Premises shall be deemed a part of the Premises and belong to Lessor, and Lessee shall execute and deliver to Lessor such instruments as Lessor may require to evidence the ownership by Lessor of such addition or alteration.

         19. INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold harmless each of the Indemnified Parties from and against any and all Losses (excluding Losses suffered by an Indemnified Party arising out of such Indemnified Party's gross negligence or willful misconduct) caused by, incurred or resulting from Lessee's operations of or relating in any manner to the Premises, whether relating to their original design or construction, latent defects, alteration, maintenance, use by Lessee or any person thereon, supervision or otherwise, or from any breach of, upon an Event of Default under, or failure to perform, any term or provision of this Lease by Lessee, its officers, employees, agents or other persons. It is expressly understood and agreed that Lessee's obligations under this Section shall survive the expiration or earlier termination of this Lease for any reason.

         20. QUIET ENJOYMENT. So long as Lessee shall pay the rental and other sums herein provided and shall keep and perform all of the terms, covenants and conditions on its part herein contained, Lessee shall have, subject and subordinate to Lessor's rights herein, the right to the peaceful and quiet occupancy of the Premises.

         21. CONDEMNATION OR DESTRUCTION. A. In case of a taking of all or any part of the Premises or the commencement of any proceedings or negotiations which might result in a taking for any public or quasi-public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Lessor, Lessee and those authorized to exercise such right ("Taking"), Lessee will promptly give written notice thereof to Lessor, generally describing the nature and extent of such Taking and including copies of any documents or notices received in connection therewith.

         B. In case of a Taking of the whole of any of the Premises, other than for temporary use ("Total Taking"), this Lease shall terminate with respect to such Premises as of the date of the Total Taking, but this Lease shall otherwise continue in full force and effect with respect to the remaining Premises. From and after the date of a Total Taking, the Base Annual Rental shall be reduced by an amount equal to the product of (i) the net award or payment resulting from such Total Taking, after deducting all costs, fees and expenses incident to the collection of such award of payment (the "Net Amount"), and (ii) 11%. If the date of such Total Taking is other than the first day of a month, the Base Annual Rental payable for the month in which such Total Taking occurs shall be apportioned based on such Adjustment as of the date of the Total Taking. Lessee's obligations to Lessor under Section 18 of this Lease with respect to such Premises and Lessee's obligation to pay all other sums of money under this Lease (whether payable to Lessor or to a third-party) which accrue prior to the date of such Total Taking shall survive the termination of this Lease with respect to such Premises. Total Taking shall include a taking of substantially all the Premises if, in the sole determination of Lessor, the remainder of the Premises is not useable and cannot be made useable for the purposes provided herein. Lessor shall be entitled to receive the entire award or payment in connection with any taking of the Premises without deduction for any estate vested in Lessee by this Lease. Lessee hereby expressly assigns to Lessor all of its right, title and interest in and to every such award or payment and agrees that Lessee shall not be entitled to any award or payment for the value of Lessee's leasehold interest in the Lease. Lessee shall be entitled to claim and receive any award or payment from the condemning authority expressly granted for the taking of Lessee's Personalty, the interruption of its business and moving expenses, but only if such claim or award does not adversely affect or interfere with the prosecution of Lessor's claim for the Taking. Lessee shall promptly send Lessor copies of all correspondence and pleadings relating to any such claim.

         C. In case of a temporary use of all or any part of the Premises by a Taking ("Temporary Taking"), this Lease shall remain in full force and effect without any reduction of Base Annual Rental, Additional Rental or any other sum payable hereunder. Except as provided below, Lessee shall be entitled to the entire award for a Temporary Taking, whether paid by damages, rent or otherwise, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of this Lease, in which case the award made for such Taking shall be apportioned between Lessor and Lessee as of the date of such expiration. At the termination of any such Temporary Taking, Lessee will, at its own cost and expense and pursuant to the terms of Section 18 above, promptly commence and complete the restoration of the Premises; provided, however, Lessee shall not be required to restore the Premises if the Lease Term shall expire prior to, or within one year after, the date of termination of the Temporary Taking, and in such event Lessor shall be entitled to recover all damages and awards arising out of the failure of the condemning authority to repair and restore the Premises at the expiration of such Temporary Taking.

         D. In the event of a Taking of less than all of the Premises for other than a temporary use ("Partial Taking") or of damage or destruction to all or any part of the Premises, all awards, compensation or damages shall be paid to Lessor, and Lessor shall have the option to (i) terminate this Lease, provided that Lessor shall have obtained Lender's prior written consent, by notifying Lessee within 60 days after Lessee gives Lessor notice of such damage or destruction or that title has vested in the taking authority or (ii) continue this Lease in effect, which election may be evidenced by either a notice from Lessor to Lessee or Lessor's failure to notify Lessee that Lessor has elected to terminate this Lease within such 60-day period. Lessee shall have a period of 60 days after Lessor's notice that it has elected to terminate this Lease during which to elect to continue this Lease on the terms herein provided. If Lessee does not elect to continue this Lease or shall fail during such 60-day period to notify Lessor of Lessee's intent to continue this Lease, then this Lease shall terminate as of the last day of the month during which such period expired. Lessee shall then immediately vacate and surrender the Premises, all obligations of either party hereunder shall cease as of the date of termination (provided, however, Lessee's obligations to Lessor under Section 19 and Lessee's obligations to pay Base Annual Rental, Additional Rental and all other sums (whether payable to Lessor or a third-party) accruing under this Lease prior to the date of termination shall survive such termination), the Base Annual Rental shall be reduced by an amount equal to the product of (i) the Net Award resulting from such Taking and (ii) 11%, and Lessor may retain all such awards, compensation or damages. If Lessor elects not to terminate this Lease, or if Lessor elects to terminate this Lease but Lessee elects to continue this Lease, then this Lease shall continue in full force and effect on the following terms: (i) all Base Annual Rental, Additional Rental and other sums and obligations due under this Lease shall continue unabated, and (ii) Lessee shall promptly commence and diligently prosecute restoration of the Premises to the same condition, as nearly as practicable, as prior to such partial condemnation, damage or destruction as approved by Lessor. Lessor shall promptly make available in installments as restoration progresses an amount up to but not exceeding the amount of any award, compensation or damages received by Lessor, upon request of Lessee accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly a part of such costs and that Lessee has complied with the terms of Section 18 above in connection with the restoration. Lessor shall be entitled to keep any portion of such award, compensation or damages which may be in excess of the cost of restoration, and Lessee shall bear all additional costs, fees and expenses of such restoration in excess of the amount of any such award, compensation or damages.

         E. Notwithstanding the foregoing, if at the time of any Taking or any damage or destruction to all or any part of the Premises or at any time thereafter an Event of Default has occurred and such Event of Default shall be continuing, Lessor is hereby authorized and empowered but shall not be obligated, in the name and on behalf of Lessee and otherwise, to file and prosecute Lessee's claim, if any, for an award on account of such Taking or for insurance proceeds on account of such damage or destruction and to collect such award or proceeds and apply the same, after deducting all costs, fees and expenses incident to the collection thereof, to the curing of such Event of Default and any other then existing Event of Default under this Lease and/or to the payment of any amounts owed by Lessee to Lessor under this Lease, in such order, priority and proportions as Lessor in its discretion shall deem proper.

         F. Notwithstanding the foregoing, nothing in this Section 21 shall be construed as limiting or otherwise adversely affecting the representations, warranties, covenants and characterizations in and of this Lease, including, without limitation, those provisions set forth in Section 3 of this Lease.

         22. INSPECTION. Lessor and its authorized representatives shall have the right, upon giving reasonable notice, to enter the Premises or any part thereof and inspect the same and make photographic or other evidence concerning Lessee's compliance with the terms of this Lease. Lessor and its authorized representatives will use reasonable efforts to minimize any inconvenience or interference with Lessee's business while conducting such entry and inspection. Notwithstanding the foregoing, Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned by such entry, unless such entry is due to Lessor's or its authorized representatives' gross negligence or willful misconduct. Lessee shall keep and maintain at Lessee's chief executive office full, complete and appropriate books of account and records of Lessee's business relating to the Premises in accordance with GAAP. To the extent permitted by law, Lessee's books and records shall at all times be open for inspection by Lessor or Lender, their respective auditors or other authorized representatives and shall show such information as is reasonably necessary to determine compliance with Lessor's obligations under the Loan Documents.

         23. DEFAULT, CONDITIONAL LIMITATIONS, REMEDIES AND MEASURE OF DAMAGES.
A. Each of the following shall be an event of default under this Lease (each, an "Event of Default"):

                  (i) If any representation or warranty of Lessee set forth in this Lease is false in any material respect, or if Lessee renders any false statement or account;

                  (ii) If any rent or other monetary sum due under this Lease is not paid within five days from the date when due; provided, however, notwithstanding the occurrence of such an Event of Default, Lessor shall not be entitled to exercise its remedies set forth below unless and until Lessor shall have given Lessee notice thereof and a period of five days from the delivery of such notice shall have elapsed without such Event of Default being cured;

                  (iii) If Lessee fails to pay, prior to delinquency, any taxes, assessments or other charges the failure of which to pay will result in the imposition of a lien against the Premises pursuant to Applicable Regulations;

                  (iv) If Lessee becomes insolvent within the meaning of the Code, files or notifies Lessor that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, hereinafter, an "Action"), becomes the subject of either a petition under the Code or an Action, or is not generally paying its debts as the same become due;

                  (v) If Lessee vacates or abandons the Premises subject to the terms and conditions of Section 15 above;

                  (vi) If Lessee fails to observe or perform any of the other covenants, conditions or obligations of Lessee in this Lease; provided, however, if any such failure does not involve the payment of any monetary sum, is not willful or intentional, does not place any rights or property of Lessor in immediate jeopardy, and is within the reasonable power of Lessee to promptly cure after receipt of notice thereof, all as determined by Lessor in its reasonable discretion, then such failure shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lessor shall have given Lessee notice thereof and a period of 30 days shall have elapsed, during which period Lessee may correct or cure such failure, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. If such failure cannot reasonably be cured within such 30 day period, as determined by Lessor in its reasonable discretion, and Lessee is diligently pursuing a cure of such failure, then Lessee shall have a reasonable period to cure such failure beyond such 30 day period, which shall in no event exceed 120 days after receiving notice of such failure from Lessor. If Lessee shall fail to correct or cure such failure within such 120-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required;

                  (vii) If a final, nonappealable judgment is rendered by a court against Lessee which has a material adverse effect on the ability to conduct business at the Premises as a Permitted Concept, or which does not have a material adverse effect on the ability to conduct business at the Premises as a Permitted Concept but which is in the amount of $100,000.00 or more, and in either event is not discharged or provision made for such discharge within 60 days from the date of entry thereof;

                  (viii) If with Lessee's reasonable consent, Lessor shall have elected to substitute a Substitute Premises for the Premises in accordance with the provisions of Section 13 of the Loan Agreement, the failure of Lessee, on or before the date of the closing of such substitution, to enter into a lease with Lessor for the Substitute Premises on the same terms, conditions and provisions of this Lease;

                  (x) If Lender shall have given Lessor notice of a breach of the Fixed Charge Coverage Ratio requirement under the Loan Agreement and Lessor shall have notified Lessee that the Fixed Charge Coverage Ratio requirement under this Lease has been breached and that Lessor has elected to substitute a Substitute Premises for the Premises in accordance with the provisions of Section 13 of the Loan Agreement, the failure of Lessee, on or before the date of the closing of such substitution, to enter into a lease with Lessor for the Substitute Premises on the same terms, conditions and provisions of this Lease;

                  (xi) If there is an Event of Default under the Loan Agreement which results from a breach or default by Lessor under Section 7.B of the Loan Agreement.

                  (xii) If Lender shall have given Lessor notice of a breach of the Fixed Charge Coverage Ratio requirement under the Loan Agreement and Lessor shall have notified Lessee that the Fixed Charge Coverage Ratio requirement under this Lease has been breached and that Lessor is making a payment with respect to the applicable Note in order to cure Lessor's breach of the Fixed Charge Coverage Ratio requirement under the Loan Agreement (the "Loan FCCR Payment"), the failure of Lessee to pay to Lessor an amount equal to the Loan FCCR Payment (the "Lease FCCR Payment") on or before the date that Lessor is required to pay the Loan FCCR Payment to Lender. Promptly after Lessee's payment of the Lease FCCR Payment, Lessor and Lessee agree to execute an amendment to this Lease in form and substance reasonably acceptable to Lessor and Lessee reducing the Base Annual Rental to an equitable amount to be agreed upon by Lessor and Lessee in good faith after taking into account the Lease FCCR Payment, but in no event shall the reduced Base Annual Rental be less than the aggregate debt service amount payable under the Notes over a one-year period (after taking into account any reduction in such debt service amount after payment of the Loan FCCR Payment).

                  (xiii) If Lessee fails or refuses to sign an estoppel certificate as required under Section 25 of this Lease within ten (10) days following a request by Lessor.

         B. Upon the occurrence of an Event of Default, with or without notice or demand, except the notice prior to default required under certain circumstances by subsection A. above or such other notice as may be required by statute and cannot be waived by Lessee (all other notices being hereby waived), Lessor shall be entitled to exercise, at its option, concurrently, successively, or in any combination, all remedies available at law or in equity, including without limitation, any one or more of the following:

                  (i) To terminate this Lease, whereupon Lessee's right to possession of the Premises shall cease and this Lease, except as to Lessee's liability, shall be terminated.

                  (ii) To reenter and take possession of the Premises, any or all Personalty of Lessee and, to the extent permissible, all franchises, licenses, area development agreements, permits and other rights or privileges of Lessee pertaining to the use and operation of the Premises and to expel Lessee and those claiming under or through Lessee, without being deemed guilty in any manner of trespass or becoming liable for any loss or damage resulting therefrom, without resort to legal or judicial process, procedure or action. No notice from Lessor hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Lessor to terminate this Lease unless such notice specifically so states. If Lessee shall, after default, voluntarily give up possession of the Premises to Lessor, deliver to Lessor or its agents the keys to the Premises, or both, such actions shall be deemed to be in compliance with Lessor's rights and the acceptance thereof by Lessor or its agents shall not be deemed to constitute a termination of the Lease. Lessor reserves the right following any reentry and/or reletting to exercise its right to terminate this Lease by giving Lessee written notice thereof, in which event this Lease will terminate as specified in said notice.

                  (iii) To seize all Personalty which Lessee owns or in which it has an interest, in which Lessor shall have a landlord's lien and/or security interest, and to dispose thereof in accordance with the laws prevailing at the time and place of such seizure or to remove all or any portion of such property and cause the same to be stored in a public warehouse or elsewhere at Lessee's sole expense, without becoming liable for any loss or damage resulting therefrom and without resorting to legal or judicial process, procedure or action.

                  (iv) To bring an action against Lessee for any damages sustained by Lessor or any equitable relief available to Lessor.

                  (v) To relet the Premises or any part thereof for such term or terms (including a term which extends beyond the original Lease Term), at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the rental and other sums due from Lessee in such order as Lessor may, in it sole discretion, determine, which other sums include, without limitation, all repossession costs, brokerage commissions, attorneys' fees and expenses, employee expenses, alteration, remodeling and repair costs and expenses of preparing for such reletting. Except to the extent required by applicable law, Lessor shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon such reletting, and no such refusal or failure shall operate to relieve Lessee of any liability under this Lease or otherwise to affect any such liability. Lessor reserves the right following any reentry and/or reletting to exercise its right to terminate this Lease by giving Lessee written notice thereof, in which event this Lease will terminate as specified in said notice.

                  (vi) To accelerate and recover from Lessee all rent and other monetary sums due and owing and scheduled to become due and owing under this Lease both before and after the date of such breach for the entire original scheduled Lease Term.

                  (vii) To recover from Lessee all costs and expenses, including attorneys' fees, court costs, expert witness fees, costs of tests and analyses, travel and accommodation expenses, deposition and trial transcripts, copies and other similar costs and fees, paid or incurred by Lessor as a result of such breach, regardless of whether or not legal proceedings are actually commenced.

                  (viii) To immediately or at any time thereafter, and with or without notice, at Lessor's sole option but without any obligation to do so, correct such breach or default and charge Lessee all costs and expenses incurred by Lessor therein. Any sum or sums so paid by Lessor, together with interest at the then existing maximum legal rate, but not higher than 15% per annum, shall be deemed to be additional rent hereunder and shall be immediately due from Lessee to Lessor. Any such acts by Lessor in correcting Lessee's breaches or defaults hereunder shall not be deemed to cure said breaches or defaults or constitute any waiver of Lessor's right to exercise any or all remedies set forth herein.

                  (ix) To immediately or at any time thereafter, and with or without notice, except as required herein, set off any money of Lessee held by Lessor under this Lease against any sum owing by Lessee hereunder.

                  (x) To seek any equitable relief available to Lessor, including, without limitation, the right of specific performance.

                  All powers and remedies given by this Section to Lessor, subject to applicable law, shall be cumulative and not exclusive of one another or of any other right or remedy or of any other powers and remedies available to Lessor under this Lease, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements of Lessee contained in this Lease, and no delay or omission of Lessor to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any other or subsequent Event of Default or impair any rights or remedies consequent thereto. Every power and remedy given by this Section or by law to Lessor may be exercised from time to time, and as often as may be deemed expedient, by Lessor, subject at all times to Lessor's right in its sole judgment to discontinue any work commenced by Lessor or change any course of action undertaken by Lessor.

         24. MORTGAGES, SUBORDINATION AND ATTORNMENT. Lessor's interest in this Lease and/or the Premises shall not be subordinate to any liens or encumbrances placed upon the Premises by or resulting from any act of Lessee, and nothing herein contained shall be construed to require such subordination by Lessor. Lessee shall keep the Premises free from any liens for work performed, materials furnished or obligations incurred by Lessee. NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED TO PLACE OR ALLOW TO BE PLACED ANY LIEN, MORTGAGE, DEED OF TRUST, SECURITY INTEREST OR ENCUMBRANCE OF ANY KIND UPON ALL OR ANY PART OF THE PREMISES AND THE PERSONALTY OR LESSEE'S LEASEHOLD INTEREST THEREIN, AND ANY SUCH PURPORTED

TRANSACTION SHALL BE VOID. FURTHERMORE, ANY SUCH PURPORTED TRANSACTION SHALL BE DEEMED A TORTIOUS INTERFERENCE WITH LESSOR'S RELATIONSHIP WITH LESSEE AND LESSOR'S OWNERSHIP OF THE PREMISES.

         This Lease at all times shall automatically be subordinate to the Mortgages and to the lien of any and all ground leases, mortgages and trust deeds now or hereafter placed upon the Premises by Lessor, and Lessee covenants and agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of any or all such ground leases, mortgages or trust deeds as shall be desired by Lessor, or any present or proposed mortgagees or lenders under trust deeds, upon the condition that Lessee shall have the right to remain in possession and to enjoy the Premises under the terms of this Lease, notwithstanding any default in any or all such mortgages or trust deeds, or after foreclosure thereof, so long as there is no Event of Default under any of the covenants, conditions and agreements contained in this Lease.

         If any mortgagee, receiver, Lender or other secured party elects to have this Lease and the interest of Lessee hereunder be superior to any such ground lease, mortgage or trust deed and evidences such election by notice given to Lessee, then this Lease and the interest of Lessee hereunder shall be deemed superior to any such ground lease, mortgage or trust deed, whether this Lease was executed before or after such ground lease, mortgage or trust deed and in that event such mortgagee, receiver, Lender or other secured party shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of such ground lease, mortgage or trust deed and had been assigned to such mortgagee, receiver, Lender or other secured party.

         Although the foregoing provisions shall be self-operative and no future instrument of subordination shall be required, upon request by Lessor, Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails so to do within 10 days after demand, Lessee does hereby make, constitute and irrevocably appoint Lessor as its agent and attorney-in-fact and in its name, place and stead so to do, which appointment shall be deemed coupled with an interest.

         In the event any purchaser or assignee of Lender at a foreclosure sale acquires title to the Premises, or in the event Lender or any assignee otherwise succeeds to the rights of Lessor as landlord under this Lease, Lessee shall attorn to Lender or such purchaser or assignee, as the case may be (a "Successor Lessor"), and recognize the Successor Lessor as lessor under this Lease, and, if the Successor Lessor in its sole discretion elects to recognize Lessee's tenancy under this Lease, this Lease shall continue in full force and effect as a direct lease between the Successor Lessor and Lessee, provided that the Successor Lessor shall only be liable for any obligations of the lessor under this Lease which accrue after the date that such Successor Lessor acquires title. The foregoing provision shall be self-operative and effective without the execution of any further instruments.

         Lessee shall give written notice to any lender of Lessor having a recorded lien upon the Premises or any part thereof of which Lessee has been notified of any breach or default by Lessor of any of its obligations under this Lease and give such lender at least 60 days beyond any notice period to which Lessor might be entitled to cure such default before Lessee may exercise any remedy with respect thereto. Upon request by Lessor, Lessee shall also provide Lessee's most recent audited financial statements to Lessor or any such lender and certify the continuing accuracy of such financial statements in such manner as Lessor or such lender may request.

         25. ESTOPPEL CERTIFICATE. At any time, and from time to time, Lessee shall, promptly and in no event later than 10 days after a request from Lessor, Lender or any other mortgagee of the Premises, execute, acknowledge and deliver to Lessor, Lender or any other present or proposed mortgagee or purchaser designated by Lessor, Lender or any mortgagee of the Premises a certificate in the form supplied by Lessor, certifying: (i) that Lessee has accepted the Premises (or, if Lessee has not done so, that Lessee has not accepted the Premises, and specifying the reasons therefor); (ii) that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications), or, if this Lease is not in full force and effect, the certificate shall so specify the reasons therefor; (iii) the commencement and expiration dates of the Lease Term and the terms of any extension options of Lessee; (iv) the date to which the rentals have been paid under this Lease and the amount thereof then payable; (v) whether there are then any existing defaults by Lessor in the performance of its obligations under this Lease, and, if there are any such defaults, specifying the nature and extent thereof; (vi) that no notice has been received by Lessee of any default under this Lease which has not been cured, except as to defaults specified in the certificate; (vii) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Lessee; (viii) that neither Lessor nor Lender has actual involvement in the management or control of decision making related to the operational aspects or the day-to-day operations of the Premises; and (ix) any other information reasonably requested by Lessor, Lender, or its present or proposed purchaser or mortgagee.

         26. ASSIGNMENT. If Lender shall succeed to the rights of Lessor as landlord under this Lease, whether through foreclosure of the lien of the applicable Mortgage, deed-in-lieu of foreclosure or otherwise, Lender, as lessor, shall have the right to sell or convey the Premises or to assign its right, title and interest as lessor under this Lease in whole or in part. In the event of any such sale or assignment other than a security assignment, Lessee shall attorn to such purchaser or assignee and Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale (provided, however, nothing in this Section 26 shall impose liability on Lender or such purchaser or assignee, as lessor, for the obligations of Lessor accruing under this Lease prior to the time Lender or such purchaser or assignee, as the case may be, succeeds to Lessor's rights as lessor under this Lease). Otherwise, and except as permitted pursuant to the Loan Documents, Lessor shall not have the right to sell or convey the Premises or to assign its right, title and interest as lessor under this Lease in whole or in part.

         Lessee acknowledges that Lessor has relied both on the business experience and creditworthiness of Lessee and upon the particular purposes for which Lessee intends to use the Premises in entering into this Lease. Without the prior written consent of Lessor (i) Lessee shall not assign, transfer, convey, pledge or mortgage this Lease or any interest therein, whether by operation of law or otherwise; (ii) no interest in Lessee shall be assigned, transferred, conveyed, pledged or mortgaged, whether by operation of law or otherwise, including, without limitation, a dissolution of Lessee, provided, however, the foregoing shall not apply to (A) any transfer of stock traded publicly during such period of time that Lessee is a publicly traded company or
(B) any other transfer of
stock that does not result in a change of voting control in Lessee; and (iii) Lessee shall not sublet all or any part of the Premises. It is expressly agreed that Lessor may withhold or condition such consent based upon such matters as Lessor may in its reasonable discretion determine, including, without limitation, the experience and creditworthiness of any assignee, the assumption by any assignee of all of Lessee's obligations hereunder by undertakings enforceable by Lessor, payment to Lessor of any rentals owing under a sublease which are in excess of the rentals owing hereunder, the transfer to any assignee of all necessary licenses and franchises to continue operating the Premises for the purposes herein provided, receipt of such representations and warranties from any assignee as Lessor may request, including such matters as its organization, existence, good standing and finances and other matters, whether or not similar in kind. At the time of any assignment of this Lease which is approved by Lessor, the assignee shall assume all of the obligations of Lessee under this Lease pursuant to Lessor's standard form of assumption agreement. No such assignment nor any subletting of the Premises shall relieve Lessee of its obligations respecting this Lease. Any assignment, transfer, conveyance, pledge or mortgage in violation of this paragraph shall be voidable at the sole option of Lessor.

         27. NOTICES. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and given by (i) hand delivery, (ii) facsimile (with a copy by overnight delivery service), (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next Business Day, if delivered by express overnight delivery service, or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

              If to Lessee:        Famous Dave's of America, Inc.
                                   7657 Anagram Drive
                                   Eden Prairie, MN 55344
                                   Attention: Chief Financial Officer
                                   Telephone: (612) 294-1305
                                   Telecopy:  (612) 294-1323

              If to Lessor:        FDA Properties, Inc.
                                   7657 Anagram Drive
                                   Eden Prairie, MN 55344
                                   Attention:Chief Financial Officer
                                   Telephone: (612) 294-1305
                                   Telecopy:  (612) 294-1323
or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. No such notices, consents, approvals or other communications shall be valid unless Lender receives a duplicate original thereof at the following address:

                                   Dennis L. Ruben, Esq.
                                   Executive Vice President, General Counsel and Secretary
                                   FFCA Funding Corporation
                                   17207 North Perimeter Drive
                                   Scottsdale, Arizona 85255
                                   Telephone: (480) 585-4500
                                   Telecopy:  (480) 585-2226

or to such other address or such other person as Lender may from time to time specify to Lessor and Lessee in a notice delivered in the manner provided above.

         28. HOLDING OVER. If Lessee remains in possession of the Premises after the expiration of the term hereof, Lessee, at Lessor's option and within Lessor's sole discretion, may be deemed a tenant on a month-to-month basis and shall continue to pay rentals and other sums in the amounts herein provided, except that the Base Monthly Rental shall be 125% of the Base Monthly Rental in effect on the day immediately preceding the expiration of the term hereof, and to comply with all the terms of this Lease; provided that nothing herein nor the acceptance of rent by Lessor shall be deemed a consent to such holding over. Lessee shall defend, indemnify, protect and hold the Indemnified Parties harmless from and against any and all Losses resulting from Lessee's failure to surrender possession upon the expiration of the Lease Term, including, without limitation, any claims made by any succeeding lessee.


         29. LANDLORD'S LIEN/SECURITY INTEREST. Lessee agrees that Lessor shall have a landlord's lien, and additionally hereby separately grants to Lessor a first and prior security interest, in, on and against Lessee's right, title and interest in and to all trade fixtures, machinery, appliances, furniture, equipment and other personal property from time to time situated on or used in connection with the Premises (the "Personalty"), which lien and security interest shall secure the payment of all rental and other charges payable by Lessee to Lessor under the terms hereof and all other obligations of Lessee to Lessor under this Lease; provided, however, that such lien and security interest shall be subject and subordinate to any lien or security interest held by Lendor with respect to such Personalty. Lessee further agrees to execute and deliver to Lessor from time to time such financing statements and other documents as Lessor may then deem appropriate or necessary to perfect and maintain said lien and security interest, and expressly acknowledges and agrees that, cumulative of all other rights of Lessor hereunder, Lessor shall have all rights and remedies of Lessor at law or in equity in the event of any Event of Default of Lessee hereunder, including, to the extent applicable, the Uniform Commercial Code then in effect in the State in which the Premises is located. If Lessee shall fail for any reason to execute any such financing statement or document within 10 days after Lessor's request therefor, Lessor shall have the right to execute the same as attorney-in-fact of Lessee, coupled with an interest, for, and on behalf, and in the name of Lessee. Lessee covenants to promptly notify Lessor of any changes in Lessee's name and/or organizational structure which may necessitate the execution and filing of additional financing statements (provided, however, the foregoing shall not be construed as Lessor's consent to such changes). Lessor may exercise any or all of the remedies of a secured party available to it under the UCC with respect to such Personalty, and it is expressly agreed that if upon an Event of Default Lessor should proceed to dispose of such property in accordance with the provisions of the UCC, 10 days' notice by Lessor to Lessee shall be deemed to be reasonable notice under any provision of the UCC requiring such notice.

         30. REMOVAL OF PERSONALTY. Lessee may move all movable fixtures located at the Premises at its discretion during the Lease Term so long as there is no Event of Default. At the expiration of the Lease Term, and if Lessee is not then in breach hereof, Lessee may remove from the Premises all Personalty belonging to Lessee. Lessee shall repair any damage caused by such removal and shall leave the Premises broom clean and in good and working condition and repair inside and out. Any property of Lessee left on the Premises on the tenth day following the expiration of the Lease Term shall automatically and immediately become the property of Lessor.

         31. FINANCIAL STATEMENTS. Within 45 days after the end of each fiscal quarter and within 120 days after the end of each fiscal year of Lessee, Lessee shall deliver to Lessor, Lender and any other mortgagee of Lessor pertaining to the Premises (i) complete financial statements of Lessee including a balance sheet, profit and loss statement, statement of cash flows and all other related schedules for the fiscal period then ended; and (ii) income statements for the business at the Premises. All such financial statements shall be prepared in accordance with GAAP, consistently applied from period to period, and shall be certified to be accurate and complete by Lessee (or the Treasurer or other appropriate officer of Lessee). Lessee understands that Lessor and Lender will rely upon such financial statements and Lessee represents that such reliance is reasonable. In the event that Lessee's property and business at the Premises is ordinarily consolidated with other business for financial statement purposes, such financial statements shall be prepared on a consolidated basis showing separately the sales, profits and losses, assets and liabilities pertaining to the Premises with the basis for allocation of overhead of other charges being clearly set forth. The financial statements delivered to Lessor and Lender need not be audited, but Lessee shall deliver to Lessor and Lender copies of any audited financial statements of Lessee which may be prepared, as soon as they are available. Notwithstanding the foregoing and provided Lessee is a publicly traded corporation, Lessor agrees that Lessee may comply with the reporting requirements of item (i) above by providing Lessor with copies of (x) reports on Forms 10-K, 10-Q and 8-K which Lessee shall have filed with the Securities and Exchange Commission, which reports shall be delivered to Lessor promptly after the filing of such reports, and (y) all financial statements, reports and proxy statements mailed to the shareholders of Lessee, which materials shall be delivered to Lessor promptly after the mailing of such materials to such shareholders.

         32. FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, acts of God, enemy or hostile governmental action, civil commotion, fire or other casualty beyond the control of the party obligated to perform shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, except the obligations imposed with regard to rental and other monies to be paid by Lessee pursuant to this Lease.

         33. DOCUMENT REVIEW. In the event Lessee makes any reasonable request upon Lessor requiring Lessor or its attorneys to review and/or prepare (or cause to be reviewed and/or prepared) any document or documents in connection with or arising out of or as a result of this Lease, then, except as expressly stated elsewhere herein, Lessee shall reimburse Lessor or its designee promptly upon Lessor's demand therefor a reasonable processing and review fee in an amount not less than $500.00 for each such request.

         34. TIME IS OF THE ESSENCE. Time is of the essence with respect to each and every provision of this Lease in which time is a factor.

         35. LESSOR'S LIABILITY. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Lessor, that
(i) there shall be absolutely no personal liability on the part of Lessor, its successors or assigns and its officers, directors, employees and agents to Lessee with respect to any of the terms, covenants and conditions of this Lease,
(ii) Lessee waives all claims, demands and causes of action against Lessor's officers, directors, employees and agents in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, and (iii) Lessee shall look solely to the Premises for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, or any other matter in connection with this Lease or the Premises, such exculpation of liability to be absolute and without any exception whatsoever.

         36. CONSENT OF LESSOR. Unless specified otherwise herein, Lessor's consent to any request of Lessee may be conditioned or withheld in Lessor's sole discretion. Lessor shall have no liability for damages resulting from Lessor's failure to give any consent, approval or instruction reserved to Lessor, Lessee's sole remedy in any such event being an action for injunctive relief.

         37. WAIVER AND AMENDMENT. No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion. No acceptance by Lessor of an amount less than the monthly rent and other payments stipulated to be due under this Lease shall be deemed to be other than a payment on account of the earliest such rent or other payments then due or in arrears nor shall any endorsement or statement on any check or letter accompanying any such payment be deemed a waiver of Lessor's right to collect any unpaid amounts or an accord and satisfaction.

         38. SUCCESSORS BOUND. Except as otherwise specifically provided herein, the terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of each of the parties hereto.

         39. NO MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not result in a merger of Lessor's and Lessee's estates, and shall, at the option of Lessor, either terminate any or all existing subleases or subtenancies, or operate as an assignment to Lessor of any or all of such subleases or subtenancies.

         40. CAPTIONS. Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

         41. SEVERABILITY. The provisions of this Lease shall be deemed severable. If any part of this Lease shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

         42. CHARACTERIZATION. A. It is the intent of the parties hereto that the business relationship created by this Lease and any related documents is solely that of a long-term commercial lease between landlord and tenant and has been entered into by both parties in reliance upon the economic and legal bargains contained herein. None of the agreements contained herein is intended, nor shall the same be deemed or construed, to create a partnership (either de jure or de facto) between Lessor and Lessee, to make them joint venturers, to make Lessee an agent, legal representative, partner, subsidiary or employee of Lessor, nor to make Lessor in any way responsible for the debts, obligations or losses of Lessee.

         B. Lessor and Lessee acknowledge and warrant to each other that each has been represented by independent counsel and has executed this Lease after being fully advised by said counsel as to its effect and significance. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Whenever in this Lease any words of obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of a covenant.

         43. EASEMENTS. During the Lease Term Lessor shall have the right to grant utility easements on, over, under and above the Premises, provided that Lessor obtains Lessee's prior consent (which consent shall not reasonably be withheld) that such easements will not materially interfere with Lessee's long-term use of the Premises.

         44. BANKRUPTCY. A. As a material inducement to Lessor executing this Lease, Lessee acknowledges and agrees that Lessor is relying upon (i) the financial condition and specific operating experience of Lessee and Lessee's obligation to use the Premises specifically as a Permitted Concept, (ii) Lessee's timely performance of all of its obligations under this Lease notwithstanding the entry of an order for relief under the Code for Lessee,
(iii) the characterization of this Lease as set forth in Section 3, and (iv) all Events of Default under this Lease as to the Premises being cured promptly and this Lease being assumed within 60 days of any order for relief entered under the Code for Lessee, or this Lease being rejected within such 60 day period and the Premises surrendered to Lessor.

         Accordingly, in consideration of the mutual covenants contained in this Lease and for other good and valuable consideration, Lessee hereby agrees that:

                  (i) All obligations that accrue under this Lease (including the obligation to pay rent), from and after the date that an Action is commenced shall be timely performed exactly as provided in this Lease and any failure to so perform shall be harmful and prejudicial to Lessor;

                  (ii) Any and all obligations under this Lease that become due from and after the date that an Action is commenced and that are not paid as required by this Lease shall, in the amount of such rents, constitute administrative expense claims allowable under the Code with priority of payment at least equal to that of any other actual and necessary expenses incurred after the commencement of the Action;

                  (iii) Any extension of the time period within which the Lessee may assume or reject this Lease without an obligation to cause all obligations coming due under this Lease from and after the date that an Action is commenced to be performed as and when required under this Lease shall be harmful and prejudicial to Lessor;

                  (iv) Any time period designated as the period within which the Lessee must cure all defaults and compensate Lessor for all pecuniary losses which extends beyond the date of assumption of this Lease shall be harmful and prejudicial to Lessor;

                  (v) Any assignment of this Lease must result in all terms and conditions of this Lease being assumed by the assignee without alteration or amendment, and any assignment which results in an amendment or alteration of the terms and conditions of this Lease without the express written consent of Lessor shall be harmful and prejudicial to Lessor;

                  (vi) Any proposed assignment of this Lease to an assignee: (a) that will not use the Premises specifically as a Permitted Concept or
         (b) that does not possess financial condition, operating performance and experience characteristics equal to or better than the financial condition, operating performance and experience of Lessee as of the Effective Date, shall be harmful and prejudicial to Lessor; and

                  (vii) The rejection (or deemed rejection) of this Lease for any reason whatsoever shall constitute cause for immediate relief from the automatic stay provisions of the Code, and Lessee stipulates that such automatic stay shall be lifted immediately and possession of the Premises will be delivered to Lessor immediately without the necessity of any further action by Lessor.

                  (viii) This Lease shall at all times be treated as consistent with the specific characterizations set forth in Section 3 of this Lease, and assumption or rejection of this Lease shall be (a) in its entirety, (b) for all of the Premises, and (c) in strict accordance with the specific terms and conditions of this Lease.

         B. No provision of this Lease shall be deemed a waiver of Lessor's rights or remedies under the Code or applicable law to oppose any assumption and/or assignment of this Lease, to require timely performance of Lessee's obligations under this Lease, or to regain possession of the Premises as a result of the failure of Lessee to comply with the terms and conditions of this Lease or the Code.

         C. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as such, shall constitute "rent" for the purposes of the Code.

         D. For purposes of this Section addressing the rights and obligations of Lessor and Lessee in the event that an Action is commenced, the term "Lessee" shall include Lessee's successor in bankruptcy, whether a trustee, Lessee as debtor in possession or other responsible person.

         45. NO OFFER. No contractual or other rights shall exist between Lessor and Lessee with respect to the Premises until both have executed and delivered this Lease, notwithstanding that deposits may have been received by Lessor and notwithstanding that Lessor may have delivered to Lessee an unexecuted copy of this Lease. The submission of this Lease to Lessee shall be for examination purposes only, and does not and shall not constitute a reservation of or an option for Lessee to lease or otherwise create any interest on the part of Lessee in the Premises.

         46. OTHER DOCUMENTS. Each of the parties agrees to sign such other and further documents as may be necessary or appropriate to carry out the intentions expressed in this Lease.

         47. ATTORNEYS' FEES. In the event of any judicial or other adversarial proceeding between the parties concerning this Lease, to the extent permitted by law, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and other costs in addition to any other relief to which it may be entitled. In addition, Lessor shall, upon demand, be entitled to all attorneys' fees and all other costs incurred in the preparation and service of any notice or demand hereunder, whether or not a legal action is subsequently commenced. References in this Lease to Lessor's attorneys' fees and/or costs shall mean both the fees and costs of independent counsel retained by Lessor with respect to the matter and the fees and costs of Lessor's in-house counsel incurred in connection with the matter.

         48. ENTIRE AGREEMENT. This Lease and any other instruments or agreements referred to herein, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided. Without limiting the foregoing, Lessee specifically acknowledges that neither Lessor nor any agent, officer, employee or representative of Lessor has made any representation or warranty regarding the projected level of Lessee's gross sales or the projected profitability of the business to be conducted on the Premises. Furthermore, Lessee acknowledges that Lessor did not prepare or assist in the preparation of any of the projected figures used by Lessee in analyzing the economic viability and feasibility of the business to be conducted by Lessee at the Premises.

         49. FORUM SELECTION; JURISDICTION; VENUE; CHOICE OF LAW. Lessee acknowledges that this Lease was substantially negotiated in the State of Arizona, this Lease was delivered in the State of Arizona, and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Lease, the parties hereto expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. Lessee and Lessor consent that they may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Lessee and Lessor waive and agree not to assert in any such action, suit or proceeding that they are not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. The creation of this Lease and the rights and remedies of Lessor with respect to the Premises, as provided herein and by the laws of the State, shall be governed by and construed in accordance with the internal laws of the State, without regard to principles of conflicts of law. With respect to other provisions of this Lease, this Lease shall be governed by the internal laws of the State of Arizona, without regard to its principles of conflicts of law. Nothing contained in this Section shall limit or restrict the right of Lessor or Lessee to commence any proceeding in the federal or state courts located in the state in which the Premises is located to the extent Lessor or Lessee deems such proceeding necessary or advisable to exercise remedies available under this Lease.

         50. COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall be deemed an original.

         51. MEMORANDUM OF LEASE. Concurrently with the execution of this Lease, Lessor and Lessee are executing a Memorandum of Lease in recordable form with respect to each of the Premises, including the names and addresses of Lessor and Lessee, a description of the applicable Premises, the Lease Term, but omitting rent and such other terms of this Lease as Lessor may not desire to disclose to the public. Further, upon Lessor's request, Lessee agrees to execute and acknowledge a termination of lease and/or quit claim deed in recordable form with respect to each of the Premises to be held by Lessor until the expiration or sooner termination of the Lease Term.

         52. NO BROKERAGE. Lessor and Lessee represent and warrant to each other that they have had no conversation or negotiations with any broker concerning the leasing of the Premises. Each of Lessor and Lessee agrees to protect, indemnify, save and keep harmless the other, against and from all liabilities, claims, losses, costs, damages and expenses, including attorneys' fees, arising out of, resulting from or in connection with their breach of the foregoing warranty and representation.

         53. WAIVER OF JURY TRIAL AND PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES. LESSOR AND LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LESSOR AND LESSEE, LESSEE'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM LESSOR AND ANY OF LESSOR'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY LESSEE AGAINST LESSOR OR ANY OF LESSOR'S AFFILIATES,

OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY LESSEE OF ANY RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         54. RELIANCE BY ENVIRONMENTAL INSURER. Lessee acknowledges and agrees that Environmental Insurer may rely on the representations, warranties and covenants set forth in Section 16 of this Lease, that Environmental Insurer is an intended third-party beneficiary of such representations, warranties and covenants and that Environmental Insurer shall have all rights and remedies available at law or in equity as a result of a breach of such representations, warranties and covenants, including to the extent applicable, the right of subrogation.

         55. FIXED CHARGE COVERAGE RATIO. Lessee covenants to Lessor that an aggregate Fixed Charge Coverage Ratio of at least 1.25:1 shall be maintained with respect to the Premises, as determined on the last day of each fiscal year of Lessee. For purposes of this Section, the term "Fixed Charge Coverage Ratio" shall mean with respect to the twelve month period of time immediately preceding the date of determination, the ratio calculated for such period of time, each as determined in accordance with GAAP, of (a) the sum of Net Income (including proceeds from business interruption insurance payments, if any), Depreciation and Amortization, Interest Expense and Operating Lease Expense, less a corporate overhead allocation (which shall equal the sum of 5% of Gross Sales) to (b) the sum of the Operating Lease Expense (including, without limitation, any Operating Lease Expense relating to this Lease and the Equipment Payment Amount.

         For purposes of this Section, the following terms shall be defined as set forth below:

                           "Capital Lease" shall mean any lease of any property
                  (whether real, personal or mixed) by Lessee with respect to one or more of the Premises, which lease would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of Lessee. The term "Capital Lease" shall not include any operating lease.

                           "Debt" shall mean as directly related to all of the
                  Premises and the period of determination (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, indentures, notes or similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations under leases which should be, in accordance with GAAP, recorded as Capital Leases, and (v) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

                           "Depreciation and Amortization" shall mean with
                  respect to all of the Premises the depreciation and amortization accruing during any period of determination with respect to Lessor as determined in accordance with GAAP.

                           "Equipment Payment Amount" shall mean for any period
                  of determination the sum of all amounts payable during such period of determination under all (i) leases for equipment located at one or more of the Premises other than this Lease and (ii) all loans secured by equipment located at one or more of the Premises.

                           "Gross Sales" shall mean the sales or other income
                  arising from all business conducted at all of the Premises by Lessee during the period of determination, less sales tax, credit card commission and complimentary sales, as presented in Lessee's publicly disclosed financial statements, and any amounts received from not-for-profit sales of all non-food items approved for use in connection with promotional campaigns, if any, for all of the Premises.

                           "Interest Expense" shall mean for any period of
                  determination, the sum of all interest accrued or which should be accrued in respect of all Debt of Lessee allocable to one or more of the Premises and all business operations thereon during such period (including interest attributable to Capital Leases), as determined in accordance with GAAP.

                           "Net Income" shall mean with respect to the period of
                  determination, the net income or net loss of Lessee allocable to all of the Premises. In determining the amount of Net Income, (i) adjustments shall be made for nonrecurring gains and losses allocable to the period of determination, (ii) deductions shall be made for, among other things, Depreciation and Amortization, Interest Expense and Operating Lease Expense allocable to the period of determination, and (iii) no deductions shall be made for (x) income taxes or charges equivalent to income taxes allocable to the period of determination, as determined in accordance with GAAP, or (y) corporate overhead expense allocable to the period of determination.

                           "Operating Lease Expense" shall mean the expenses
                  incurred by Lessee under any operating leases with respect to one or more of the Premises and the business operations thereon during the period of determination, as determined in accordance with GAAP.

         56. SUBSTITUTION. A. In the event Lessee ceases operation of a Permitted Concept as a result of Uneconomic Operations, Lessee shall have the right to terminate this Lease by substituting a Substitute Premises and lease for such individual Premises and this Lease, subject to fulfillment of the following conditions:

                  (i) Lessee shall have given Lessor notice of Lessee's intention to substitute the Premises (the "Substitution Notice") and no more than 120 days shall have elapsed since Lessor's notice of Lessee's intention to cease operation as a result of Uneconomic Operations.

                  (ii) Lessee must provide for the substitution of a Substitute Premises, and the proposed Substitute Premises must:

                           (1) be a Permitted Concept, in good condition and
                  repair, ordinary wear and tear excepted;

                           (2) have for the twelve-month period preceding the
                  date of the closing of such substitution a Fixed Charge Coverage Ratio (as defined below) of at least 1.25:1;

                           (3) be owned by and vested in Lessee free and clear
                  of all liens and encumbrances, except such matters as are acceptable to Lessor (the "Substitute Premises Permitted Exceptions"); and

                           (4) have for the twelve-month period preceding the
                  date of the closing of such substitution gross sales that are greater than the Lessee's gross sales for the same period at the Premises.

                           (5) have a fair market value equal to or greater than
                  the fair market value of the Premises. The fair market value of the Premises and the fair market value of the Substitute Premises shall be determined in the following manner: Lessor shall, at Lessee's sole expense, retain an independent MAI appraiser to prepare an appraisal of the fair market value of the Premises and the Substitute Premises, including any additions or renovations thereto. In determining the fair market value of the Premises and the Substitute Premises, the appraiser shall utilize the cost, income and sales comparison approaches to value. In utilizing the income approach, the appraiser shall determine the "leased fee" value of the Premises and the Substitute Premises, which shall be arrived at by considering (a) the income that would be produced by this Lease through the end of the fully extended Lease Term, and (b) any other factors relating to such approach which the appraiser shall deem relevant in his sole discretion. The highest amount which results from the calculation of each of the cost approach, the income approach, and the sales comparison approach, all as determined in accordance with the provisions of this Section, shall constitute the fair market value of the Premises and the Substitute Premises for purposes of this subsection.

                  (iii) Lessor shall have inspected and approved the Substitute Premises utilizing Lessor customary site inspection and underwriting approval criteria. Lessee shall have reimbursed Lessor for all of its costs and expenses incurred with respect to such proposed substitution, including, without limitation, Lessor's third-party and/or in-house site inspectors' costs and expenses with respect to the proposed Substitute Premises. Lessee shall be solely responsible for the payment of all costs and expenses resulting from such proposed substitution, including, without limitation, the cost of title insurance and endorsements, survey charges, stamp taxes, mortgage taxes, transfer fees, escrow and recording fees, the cost of environmental reports and the attorneys' fees and expenses of counsel to Lessee and Lessor.

                  (iv) Lessor shall have received a preliminary title report and irrevocable commitment to insure title by means of an owner's ALTA extended coverage policy of title insurance (or its equivalent, in the event such form is not issued in the jurisdiction where the proposed Substitute Premises is located) for such proposed Substitute Premises issued by Title Company (as defined in the Loan Documents) showing good and marketable title in Lessee and committing to insure Lessor's fee ownership of the proposed Substitute Premises, subject only to the Substitute Premises Permitted Exceptions and containing endorsements substantially comparable to those required by Lessor in connection with Lessor's initial acquisition of the Premises (the "Closing");

                  (v) Lessor shall have received a current ALTA survey of such proposed Substitute Premises, the form of which shall be comparable to those received by Lessor at the Closing and sufficient to cause the standard survey exceptions set forth in the title policy referred to in the preceding subsection to be deleted.

                  (vi) Lessor shall have received a satisfactory environmental insurance policy or a Phase I environmental report with respect to such proposed Substitute Premises, the scope of which shall conform to the then customary standards for Lessor purchasing commercial real estate, which shall conclude that there is no Environmental Condition affecting the proposed Substitute Premises.

                  (vii) Lessee shall deliver, or cause to be delivered, with respect to Lessee and the Substitute Premises, opinions of Counsel in form and substance comparable to those received at the Closing (but also addressing such matters unique to the Substitute Premises as may be reasonably required by Lessor).

                  (viii) no default, beyond any applicable notice and cure period, shall then exist with respect to any other lease, loan or other transaction between Lessor or its affiliates on the one hand and Lessee or its affiliates on the other hand.

                  (ix) Lessee shall have executed such documents as are comparable to the security documents executed and delivered at Closing, as applicable (but with such revisions as may be reasonably required by Lessor to address matters unique to the Substitute Premises) or amendments to such documents, including, without limitation, a deed, lease, memorandum of lease and UCC-1 financing statements (the "Substitute Documents"), to provide Lessor with fee ownership of the proposed Substitute Premises, subject only to the Substitute Premises Permitted Exceptions, and all other rights, remedies and benefits with respect to the proposed Substitute Premises which Lessor holds in the Premises, all of which documents shall be in form and substance reasonably satisfactory to Lessor.

                  (x) the representations and warranties set forth in the Substitute Documents and Section 7 of this Lease applicable to the proposed Substitute Premises shall be true and correct in all material respects as of the date of substitution, and Lessee shall have delivered to Lessor an officer's certificate certifying to that effect.

                  (xi) Lessee shall have delivered to Lessor certificates of insurance showing that insurance required by the Substitute Documents is in full force and effect.

         Upon satisfaction of the foregoing conditions with respect to the substitution of the Premises and this Lease:

                  (a) the proposed Substitute Premises and lease shall be deemed substituted for the Premises and this Lease;

                  (b) the Purchase Price for the Substitute Premises shall be the same as the Purchase Price for the Premises;

                  (c) in connection with this Lease, Lessor and Lessee shall execute Lessor's standard form mutual release and termination of lease;

                  (d) the Substitute Documents shall be dated as of the date of the substitution; and

                  (e) Lessor will execute a limited warranty deed for the Premises in favor of Lessee; title to the Premises shall be conveyed subject to liens for taxes and assessments and easements, covenants and restrictions of record which were attached to the Premises as of the date hereof, attached during the Lease Term through Lessee's action or inaction, as the case may be, have been granted by Lessor in lieu of a taking by the power of eminent domain or the like, have been approved by Lessee, or which do not materially adversely affect the use of the Premises as a Permitted Concept.

         B. For Purposes of this Section, the following terms shall be defined as set forth below:

                           "Capital Lease" shall mean any lease of any property
                  (whether real, personal or mixed) by Lessee with respect to the Substitute Premises which lease would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of Lessee. The term "Capital Lease" shall not include any operating lease.

                           "Debt" shall mean as directly related to the
                  Substitute Premises and the period of determination (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, indentures, notes or similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations under leases which should be, in accordance with GAAP, accounted for as Capital Leases, and (v) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

                           "Depreciation and Amortization" shall mean with
                  respect to the Substitute Premises the depreciation and amortization accruing during any period of determination with respect to Debtor as determined in accordance with GAAP.

                           "Equipment Payment Amount" shall mean for any period
                  of determination the sum of all amounts payable during such period of determination under all

                  (i) leases for equipment located at the Substitute Premises and (ii) all loans secured by equipment located at the Substitute Premises.

                           "FFCA Payments" shall mean with respect to the period
                  of determination, the sum of the Base Monthly Rental and any and all other rent due and payable under this Lease.

                           "Fixed Charge Coverage Ratio" shall mean with respect
                  to the twelve month period of time immediately preceding the date of determination, the ratio calculated for such period of time, each as determined in accordance with GAAP, of (a) the sum of Net Income (including proceeds from business interruption insurance payments, if any), Depreciation and Amortization, Interest Expense and Operating Lease Expense, less a corporate overhead allocation in an amount equal to 5% of Gross Sales to (b) the sum of the FFCA Payments, Operating Lease Expense and the Equipment Payment Amount.

                           "Gross Sales" shall mean the sales or other income
                  arising from all business conducted at the Substitute Premises by Lessee during the period of determination, less sales tax, credit card commission and complimentary sales, as presented in the Lessee's publicly disclosed financial statements, and any amounts received from not-for-profit sales of all non-food items approved for use in connection with promotional campaigns, if any.

                           "Interest Expense" shall mean for any period of
                  determination, the sum of all interest accrued or which should be accrued in respect of all Debt of Lessee allocable to the Substitute Premises and all business operations thereon during such period (including interest attributable to Capital Leases), as determined in accordance with GAAP.

                           "Net Income" shall mean with respect to the period of
                  determination, the aggregate net income or net loss of Lessee allocable to the Substitute Premises. In determining the amount of Net Income, (i) adjustments shall be made for nonrecurring gains and losses allocable to the period of determination, (ii) deductions shall be made for Depreciation and Amortization, Interest Expense and Operating Lease Expense allocable to the period of determination, and (iii) no deductions shall be made for (x) income taxes or charges equivalent to income taxes allocable to the period of determination, as determined in accordance with GAAP, or (y) corporate overhead expense allocable to the period of determination.

                           "Operating Lease Expense" shall mean the sum of all
                  payments and expenses incurred by Lessee under any operating leases with respect to the Substitute Premises and the business operations thereon during the period of determination, as determined in accordance with GAAP.

         C. Lessee shall also have the right to substitute a Premises in accordance with this Section in the event Lessor exercises its right to substitution under the Loan Agreement.

         IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the date first above written.



                                          LESSOR:

                                          FDA PROPERTYIES, INC.,
                                          a Delaware corporation


                                          By: /s/ Martin J. O'Dowd
                                              ---------------------------------
                                          Printed Name: Martin J. O'Dowd
                                                        -----------------------
Lessor's Tax Identification Number:       Title: President
                                                 ------------------------------
 36-74379010
----------------------------------

                                          LESSEE:

                                          FAMOUS DAVE'S OF AMERICA, INC.,
                                          a Minnesota corporation

                                          By: /s/ Martin J. O'Dowd
                                              ---------------------------------
                                          Printed Name: Martin J. O'Dowd
                                                        -----------------------
Lessee's Tax Identification Number:       Title: President
                                                 ------------------------------
 41-1782300
-----------------------------------

STATE OF          Minnesota          )
         ---------------------------
                                     ) SS.
COUNTY OF           Hennepin         )
          --------------------------

         The foregoing instrument was acknowledged before me on July 25, 2000 by Martin J. O'Dowd, President of FDA Properties, Inc., a Delaware corporation, on behalf of the corporation.


                                                 Rita A. Witting
                                               ---------------------------------
                                                 Notary Public

My Commission Expires:

        1-31-05
------------------------------------



STATE OF          Minnesota          )
         ---------------------------
                                     ) SS.
COUNTY OF           Hennepin         )
          --------------------------

         The foregoing instrument was acknowledged before me on July 25, 2000 by Martin J. O'Dowd, President of Famous Dave's of America, Inc., a Minnesota corporation, on behalf of the corporation.


                                                 Rita A. Witting
                                               ---------------------------------
                                                 Notary Public

My Commission Expires:

1-31-05
------------------------------------

                                    EXHIBIT A

                                    PREMISES



FFCA NO.                  ADDRESS                            AMOUNT

8001-1612                 1631 West Lake Street             $1,600,000.00
                          Addison, IL

8001-1614                 2750 Pine Lake Road               $1,900,000.00
                          Lincoln, NE